Exhibit 10(h)

“* * * * * * * * * * * * *” DENOTE MATERIAL THAT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT

TO

LICENSE AGREEMENTS

THIS AMENDMENT TO THE LICENSE AGREEMENTS listed below (this “Amendment”) is made and entered into effective as of the 15th of December 2011 (the “Effective Date”) by and among MARVEL CHARACTERS, B.V. (formerly licensed by Marvel Characters, Inc.) with an office at 1600 Rosecrans Avenue, Manhattan Beach, California 90266 (“Marvel”) and, solely with respect to characters based on movies and television shows featuring Spider-Man and produced by Sony Pictures Entertainment Inc. (“Spider-Man Movie Characters”), SPIDER-MAN MERCHANDISING, LP with an office at 1600 Rosecrans Avenue, Manhattan Beach, California 90266 (the “LP”) (Marvel and LP collectively, “Licensor”) on the one hand, and HASBRO, INC., a Rhode Island corporation, located at 1027 Newport Ave., Pawtucket, Rhode Island 02862-1059 (together with all of its affiliates, “Licensee”) on the other hand (Licensor and Licensee hereinafter the “Parties”).

REFERENCE IS MADE to the following agreements between Licensor and Licensee:

A. LICENSE AGREEMENT D05184 (as amended to date, “License Agreement D05184”);

B. LICENSE AGREEMENT D09001 (as amended to date, “License Agreement D09001”).

License Agreement D05184 and License Agreement D09001 are collectively referred to as the “License Agreements”. Capitalized terms not defined herein have the same meanings herein as in the License Agreements.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to the following terms and to amend the License Agreements as follows:

I.	With respect to License Agreement D05184:

1.	The Licensor confirms that the Marvel Super Hero Squad characters and property (which includes the Marvel Super Hero Squad Show (SHSS), Marvel Super Hero Adventures (SHA) and Spider-Man Adventures (SMA) properties, including any form of such properties appearing on free or cable television by any means of transmission during the term of License Agreement D05184), are included as part of the licensed Property under License Agreement D05184 and Licensor controls all merchandising rights associated with such characters and properties.

2.	The first two sentences of the description of Licensed Category #8 shall be deleted and replaced with the following (with, for the avoidance of doubt, the two applicable notes pertaining to Plush under Section 1(c) remaining unchanged):

8)	Plush (Basic or Feature and Figural or Non-Figural): in all styles/types, sizes and materials. Feature Plush is defined as Plush with animatronics, electronic or mechanical interactive features or attributes (i.e. lights, sounds or movement). “Animatronic Feature Plush” is a subset of Feature Plush and is defined as any Plush with animatronics (i.e., any ability for any part of the Plush product (such as arm(s), head, leg(s), tail, body, etc.) to move or have any form of mobility (including, without limitation, such as by dancing, swinging, moving an appendage or fighting) which movement or mobility is powered by battery, electrical, mechanical or any other sources of power, including wind-up mechanisms, springs or other mechanisms which can power mobility or motion in a manner that mimics mechanical devices). By way of example only, “Itsy Bitsy Spider-Man” and “Rock Star Mickey” would each be considered Animatronic Feature Plush. “Non-Animatronic Feature Plush” is defined as Plush which contains electronic interactive features or attributes, such as lights and/or the ability to make sounds, but which does not include animatronics. Non-Animatronic Feature Plush may also have features on the product that can move when being directly handled by a person, such as an arm that a child can move back and forth with his/her hand, or a mouth that opens or limb that moves when a child squeezes the Plush. But Non-Animatronic Feature Plush may not have the ability to move when a child lets go of the Plush, such as through wind-up, spring or other mechanisms which mimic mechanical devices.

3.	The reference to Licensed Category “#8 (Plush (Basic or Feature and Figural or Non-Figural))” in Section 1(f) entitled Exclusive/Non-Exclusive is amended to read Licensed Category “#8 (Animatronic Feature Plush and Basic Plush only)”, the intent of this amendment being that only the subcategory Non-Animatronic Feature Plush shall be removed from the exclusivity provisions of Section 1(f), and the subcategories Animatronic Feature Plush and Basic Plush shall remain subject to the exclusivity provisions of Section 1(f) .

II.	With respect to License Agreement D09001:

1.	The Licensor confirms that the Marvel Super Hero Squad characters and property (which includes the Marvel Super Hero Squad Show (SHSS), Marvel Super Hero Adventures (SHA) and Spider-Man Adventures (SMA) properties, including any form of such properties appearing on free or cable television by any means of transmission during the term of License Agreement D09001), are included as part of the licensed Property under License Agreement D09001 and Licensor controls all merchandising rights associated with such characters and properties.

2.	Licensed Category #6 under Section 1(c) shall be deleted and replaced with the following:

6) Animatronic Feature Plush (Figural or Non-Figural): in all styles/types, sizes and materials. Feature Plush is defined as Plush with animatronics, electronic or mechanical interactive features or attributes (i.e. lights, sounds or movement). “Animatronic Feature Plush” is a subset of Feature Plush and is defined as any Plush with animatronics (i.e., any ability for any part of the Plush product (such as arm(s), head, leg(s), tail, body, etc.) to move or have any form of mobility (including, without limitation, such as by dancing, swinging, moving an appendage or fighting) which movement or mobility is powered by battery, electrical, mechanical or any other sources of power, including wind-up mechanisms, springs or other mechanisms which can power mobility or motion in a manner that mimics mechanical devices. By way of example only, “Itsy Bitsy Spider-Man” and “Rock Star Mickey” would each be considered Animatronic Feature Plush.

3.	Licensed Category #7 under Section 1(c) shall be deleted and replaced with the following:

7) Non-Animatronic Feature Plush (Figural or Non-Figural) (NON-EXCLUSIVE) and Basic Plush(Figural or Non-Figural) (NON-EXCLUSIVE): in all styles/types, sizes and materials. Basic Plush is any plush which does not incorporate any animatronics, electronic or mechanical interactive features or attributes (i.e. lights, sounds or movement). “Non-Animatronic Feature Plush” is defined as Plush which contains electronic interactive features or attributes, such as lights and/or the ability to make sounds, but which does not contain animatronics. Non-Animatronic Feature Plush may also have features on the product that can move when being directly handled by a person, such as an arm that a child can move back and forth with his/her hand, or a mouth that opens or a limb that moves when a child squeezes the Plush. But Non-Animatronic Feature Plush may not have the ability to move when a child lets go of the Plush, such as through wind-up, spring or other mechanisms which mimic mechanical devices

4.	Licensed Category #12 under Section 1(c) shall be deleted and replaced with the following:

12) Water Guns, Water Blasters and Water Cannons (NON-EXCLUSIVE)

5.	Licensed Category #15 under Section 1(c) shall be deleted and replaced with the following:

15) Puzzles (NON-EXCLUSIVE): two-dimensional (2D) cardboard and foam puzzles in all shapes, piece counts and sizes and cardboard and foam three-dimensional (3D) puzzles (i.e. Wrebbit, Puzz3D).

6.	Licensed Category #18 under Section 1(c) shall be deleted and replaced with the following:

18) Remoldable Compounds: limited to remoldable Compounds (e.g., Play-Doh or products like Play-Doh). A remoldable compound is one where the compound can be formed into an object/shape and then later re-used to be formed into additional objects/shapes, as opposed to non-remoldable compounds which when formed into an object/shape dry or otherwise harden or lose their moldability and cannot then be reused to form additional objects/shapes in the future. For the avoidance of doubt, articles such as silly putty, plasticine, slime, ceramic clay, polymer clay, and self-hardening clay, shall not be considered Remoldable Compounds.

18.A.) Non-Remoldable Compounds (NON-EXCLUSIVE subject to the last sentence of this section): All Compounds other than Remoldable Compounds. This category includes (A) compounds which can be formed into an object/shape only once, but cannot be reused to make other objects/shapes, (B) products like gak and slime which are compounds that can be played with but which cannot be formed into and hold a shape and (C) silly putty

III.

SKU Commitments. Under License Agreement D09001, Licensee shall continue to have exclusive rights as currently granted throughout the Term of the License Agreements to each of (A) Micro (below 3 inches) non-articulated figures, which are attached to a base and do not have accessories and (B) Remoldable compounds, * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

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IV.	TOY LINE COMMITMENTS. Licensee’s toy line commitments are amended to add the additional toy line commitment set forth below. All toy products should be appropriate for their target age group.

1.	Greater Commitments Governs. For the avoidance of doubt, Licensee shall abide by all toy line commitments in the License Agreements and the incremental toy line commitment as set forth in this Amendment. In the event of conflict between any given commitment of this Amendment and that of the License Agreements, the greater commitment shall govern.

2.	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

3.

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* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

V.	TOY PACKAGING. To the extent permitted by applicable laws, regulations and industry guidelines, Licensee shall sticker its Super Hero Squad Show toy line in a manner commensurate with any stickering Licensee shall then be doing (at the time such SHSS toy line is then being offered) on other Hasbro toy lines associated with Hasbro-owned television series which are then currently being aired on The Hub ..

VI.	TERM. This Amendment shall be effective as of the Effective Date and upon the simultaneous execution and delivery of an executed final version of that certain distribution license agreement (“Hub License”) by and between HUB Television Networks, LLC (“The HUB”) and Marvel Animation, Inc. (“Marvel Animation”) which respect to the Super Hero Squad Show. Thereafter the Amendment shall remain effective as follows:

1.	Upon any termination of the the Hub License by The HUB due to a failure by Marvel Animation to comply with any of its obligations under such Hub License, this Amendment in its entirety shall terminate and be of no further force or effect and the terms of the License Agreements modified by this Amendment shall return (effective as of the date of termination of the Hub License) to what they were prior to this Amendment.

2.	Except for an earlier termination due to the provisions of Section VI.1. above, Sections I., II1. II2., II.3., II.4, and II.5 of the Amendment shall be effective for the term of the underlying License Agreements.

3.	Except for an earlier termination due to the provisions of Section VI.1 above, Section II.6 of the Amendment shall remain in effect during the term of the applicable License Agreement except that effective on December 31, 2015 the Licensee’s rights to Non-Remoldable Compounds will become exclusive again, such the Licensee’s rights after December 31, 2015 to both Remoldable and Non-Remoldable Compounds will be exclusive.

4.	Except for an earlier termination due to the provisions of Section VI.1 above, Section III. of the Amendment shall be effective until December 31, 2015, after which time it will terminate and be of no further force or effect and the terms of the License Agreement modified by Section III shall return to what they were prior to the Amendment.

5.	Except for an earlier termination due to the provisions of Section VI.1 above, Sections IV. And V. of the Amendment shall be effective while The HUB has a right to air the Super Hero Squad Show pursuant to the Hub License. Upon a termination or expiration of the Hub License for any reason, Sections IV. and V. shall terminate and be of no further force or effect.

VII.	INTEGRITY OF AMENDMENT. This Amendment contains and embodies the entire agreement and understanding of the Parties concerning the subject matter hereof. No warranties, representations, understandings, inducements, promises, guarantees, agreements or conditions, express or implied, not expressly contained herein, have been made or shall be enforceable by either Party concerning the subject matter hereof.

VIII.	GENERAL. This Amendment may be executed in counterparts, which together shall constitute one agreement. Except as expressly modified herein, the License Agreements shall remain in full force and effect and are hereby reaffirmed by the Parties with respect to the rights, duties, and obligations to be performed, exercised, or executed after the Effective Date hereof. To the extent that this Amendment is inconsistent with any provision in the License Agreements, the terms of this Amendment shall prevail.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date hereof.

AGREED & ACCEPTED:

MARVEL CHARACTERS B.V. (“Licensor”)

By:	/s/ Isaac Perlmutter
Name:	Isaac Perlmutter
Title:	Authorized Signatory
Date:	23 12 2011
DD / MM / YYYY

SPIDER-MAN MERCHANDISING, LP (“Licensor”)
by Marvel Characters, Inc. as General Partner

By:	/s/ Isaac Perlmutter
Name:	Isaac Perlmutter
Title:	CEO
Date:	23 12 2011
DD / MM / YYYY

HASBRO, INC. on behalf of itself & its Affiliates (“Licensee”)

By:	/s/ John Frascotti
Name:	John Frascotti
Title:	Chief Marketing Officer
Date:	23 12 2011
DD / MM / YYYY